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                                                                    Exhibit 32.2

906 Certification

Certification Pursuant to 18 U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I , David Srour and Irving Greenman respectively the Chief Executive Officer of Epixtar Corp. hereby certify that Epixtar Corp.'s Form 10-Q for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Form 10-Q for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and the results of operations for the Company.

Date: May 24, 2004                                     /s/ David Srour
                                                       -----------------------
                                                             David Srour
                                                       Chief Executive Officer



                                                       /s/ Irving Greenman
                                                       -----------------------
                                                          Irving Greenman
                                                       Chief Financial Officer